UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

 SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 1, 2013

INTERNATIONAL ISOTOPES INC.

(Exact Name of Registrant as Specified in Its Charter)

Texas	0-22923	74-2763837
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4137 Commerce Circle Idaho Falls, Idaho	83401
(Address of Principal Executive Offices)	(Zip Code)

208-524-5300

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.

Changes in Registrant’s Certifying Accountant.

On September 1, 2013, Hansen, Barnett & Maxwell, P.C. (“HBM”) resigned as the independent registered public accounting firm of International Isotopes Inc. (the “Company”). HBM recently entered into an agreement with Eide Bailly LLP (“Eide Bailly”), pursuant to which Eide Bailly acquired the operations of HBM and certain of the professional staff and shareholders of HBM joined Eide Bailly either as employees or partners of Eide Bailly and will continue to practice as members of Eide Bailly. Concurrent with the resignation of HBM, on September 1, 2013, the Company, through and with the approval of its Audit Committee, engaged Eide Bailly as its independent registered public accounting firm.

The reports of HBM on the Company’s financial statements for the fiscal years ended December 31, 2012 and 2011 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

Prior to engaging Eide Bailly, the Company did not consult with Eide Bailly regarding (i) the application of accounting principles to a specific completed or contemplated transaction or regarding the type of audit opinions that might be rendered by Eide Bailly on the Company’s financial statements, and Eide Bailly did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to such item) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

In connection with the audit of the Company’s financial statements for the fiscal years ended December 31, 2012 and 2011, and through September 6, 2013, there were no disagreements with HBM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of HBM, would have caused HBM to make reference to the subject matter of the disagreements in connection with its audit reports on the Company’s financial statements.

The Company provided HBM with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission and requested that HBM furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether is agrees with above statements and, if it does not agree, the respects in which it does not agree. A copy of the letter, dated September 6, 2013, is filed as Exhibit 16.1 (which is incorporated by reference herein) to this Current Report on Form 8-K.

Item 9.01.

Financial Statements and Exhibits.

(d)  Exhibits.

16.1

Letter from Hansen, Barnett & Maxell, P.C. to the Securities and Exchange Commission, dated September 6, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 6, 2013	International Isotopes Inc.

	By:	/s/ Steve T. Laflin
Steve T. Laflin President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from Hansen, Barnett & Maxwell, P.C. to the Securities and Exchange Commission, dated September 6, 2013.